EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Strategic Combination



GHS 100 Energy Conference

June 24, 2014

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes, estimates of capital expenditures, expansion of production and reserves, future growth potential, possible acquisitions, the ability to raise future capital, and the anticipated timing for closing the proposed transaction. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone Energy, Inc. ("Earthstone") and Oak Valley Resources, LLC ("Oak Valley") in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that Earthstone may be unable to obtain stockholder approval or the companies may be unable to satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the transaction may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits); the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; fluctuations in oil and gas prices; inability of management to execute its plans to meet its goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that government policies may change. Earthstone's annual report on Form 10-K for the year ended March 31, 2014, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Earthstone and Oak Valley undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

Additional Information About the Proposed Transaction

In connection with the proposed transaction, Earthstone will file with the SEC a proxy statement that will include important information about both Oak Valley and Earthstone. Earthstone also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE, OAK VALLEY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone's website at www.earthstoneenergy.com or by contacting the Earthstone by mail at 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202, or by telephone at (303) 296-3076.

Participants in Solicitation

Earthstone and its executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Earthstone in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Earthstone's stockholders in connection with the proposed transaction, including the interests of such persons in the proposed transaction, will be set forth in Earthstone's definitive proxy statement when it is filed with the SEC. You can find information regarding Earthstone's directors and executive officers in Earthstone's definitive proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 26, 2013.

This presentation shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Presenters

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Ray Singleton
Director, CEO, and President
303-296-3076
rsingleton@earthstoneenergy.com

Frank A. Lodzinski
Director, CEO, and President
281-298-4246
frank@oakvalleyllc.com

Robert J. Anderson
Executive Vice President, Engineering and Acquisitions
281-298-4246
robert@oakvalleyllc.com

Earthstone Background

- Earthstone Energy, Inc. (NYSE MKT: “ESTE”) is a microcap E&P company
- Founded in 1969 and became an SEC reporting company in 1974
- Since its sole equity offering in 1980, Earthstone has relied on internal cash flow and bank debt to fund its growth
- The Company has maintained a low G&A structure, a clean balance sheet, and a focus on operational efficiencies
- For most of its existence, Earthstone has had a presence in the Williston Basin, the Denver-Julesberg Basin, and South Texas

Earthstone Standalone 5-Year Historical Performance (Excludes Oak Valley)

Revenue



($m)
FY 2010 – FY 2014 CAGR: 25%
$7,269
$8,206
$11,712
$11,378
$17,514
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

EBITDA[1] and Net Income



($m)
FY 2010 – FY 2014 EBITDA CAGR: 38%
$2,577
$1,028
$3,228
$1,602
$5,238
$3,279
$4,405
$1,780
$9,405
$3,939
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
EBITDA
Net Income

Production



(MBoe)
FY 2010 – FY 2014 CAGR: 11%
137
38
99
72% Oil
122
29
94
77% Oil
142
27
115
81% Oil
141
18
123
87% Oil
206
32
174
85% Oil
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Oil
Gas

Reserves



(MBoe)
FY 2010 – FY 2014 CAGR: 34%
970
84% Oil
1,138
89% Oil
1,335
92% Oil
2,921
84% Oil
3,123
82% Oil
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

Source: Earthstone 10-K SEC filings
Note: In January 2012, Earthstone sold working and/or override interests in 38 wells in Weld County, Colorado, for ~$5.9mm
(1) EBITDA represents income from operations, plus depletion and depreciation, plus accretion of asset retirement obligations, plus stock based compensation

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Transaction Overview

Earthstone Energy Inc.	Oak Valley Resources, LLC
Earthstone Energy Inc. *NYSE MKT: "ESTE"* ***3.2 MMBoe*** ***82% Liquids / 60% PD*** **16% Ownership in Combined Company**	Oak Valley Resources, LLC ***$138mm in Cash*** ***11.4 MMBoe*** ***65% Liquids / 32% PD*** **84% Ownership in Combined Company**

- On May 15, 2014, Earthstone Energy, Inc. ("Earthstone") and Oak Valley Resources, LLC ("Oak Valley"), a privately held entity, entered into a definitive Exchange Agreement
  - Earthstone will issue approximately 9.1 million shares to Oak Valley for oil and gas properties and cash
- Oak Valley is led by Frank A. Lodzinski, former Chairman, CEO and President of GeoResources, Inc. prior to its sale to Halcón Resources Corporation in 2012
  - Mr. Lodzinski will be appointed CEO and President of the combined company
  - This transaction represents the fourth public strategic combination Mr. Lodzinski has initiated
  - Earthstone's current CEO and President, Mr. Ray Singleton, will remain in a senior executive capacity
- Board of Directors will include Mr. Singleton, Mr. Lodzinski, and five others nominated by Oak Valley
- Headquarters will be located in Houston; Denver office maintained for growth
- Expected transaction closing in the third calendar quarter of 2014

Strategic Rationale

Creating a growth-oriented company with significant upside for shareholders

EARTHSTONE Energy Inc.

- Strengths:
  - Stable production and reserves
  - Oil-weighted reserves
  - Bakken upside
- Combination Facilitates:
  - Capital / liquidity to achieve significant growth
  - Operational control of assets
  - Critical mass to realize advantages of being public

- The combination creates:
  - Critical mass
    - Net production of 2,750 Boepd and total proved PV-10 of $186.1mm
  - Highly successful management team
  - Growth potential
    - Positions in both the Eagle Ford and Bakken
  - Well-capitalized company poised for growth
  - $177.3mm in liquidity

OAK VALLEY RESOURCES

- Strengths:
  - Significant production and cash flow
  - Significant liquidity
  - Eagle Ford upside
- Combination Facilitates:
  - Public platform
  - Access to public capital markets
  - Bakken / Rockies expansion
  - Denver presence

Earthstone Pro Forma Organizational Structure



Members
100%
Oak Valley Resources, LLC
(Privately Held)
Public
Shareholders
84%
Earthstone Energy, Inc.
(NYSE MKT: "ESTE")
16%
100%
100%
100%
100%
Oak Valley Operating, LLC
EF Non-Op, LLC
Sabine River Energy, LLC
Basic Petroleum Services, Inc.

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Combined Company Overview

- Proven, growth-oriented management team
- Oil-weighted with strong cash margins
- The combined entity will be focused on the Eagle Ford and Bakken
- Robust liquidity with clean balance sheet
  - $139.6mm in pro forma cash; $177.3mm liquidity
- Near-term upside undeveloped acres
  - 25,000 net acres under development (Eagle Ford, North Dakota Bakken, Grayson County, TX)
  - 18,925 prospective net acres (Milam County, TX)
  - 12,237 prospective net acres (Cheyenne County, NE)
- Houston headquarters with Denver regional office

Pro Forma Asset Location


Oak Valley
Earthstone
Office Location

Operational Summary

	Oak Valley	Earthstone	Pro Forma
CQ1 '14 Production (Boepd)	2,247	631	2,878
Proved Reserves (MMBoe) (1)	11.4	3.2	14.6
PD Reserves (MMBoe) (1)	3.7	1.9	5.6
% Liquids (1)	65%	82%	69%
Proved PV-10 ($mm) (1)	$125.4	$60.8	$186.1

(1) Oak Valley proved reserves based on estimates provided by Cawley, Gillespie & Associates, Inc. as of December 31, 2013 using SEC prices. Earthstone proved reserves prepared internally by its management based on reserve estimates provided by Ryder Scott Company, L.P. as of March 31, 2013 and rolled forward to December 31, 2013 using SEC prices. SEC prices used were for oil and gas were $96.94/Bbl and $3.666/MMBtu, respectively.

Investment Highlights

Management team with proven ability to create shareholder value

- Initial investors[1] of GeoResources since the strategic combination achieved an IRR of 35% and a ROI of 4.8x
- Prior successful entities
  - Profitable growth, significant shareholder returns, liquidity, and profitable exit
- Demonstrated operational excellence

Well-capitalized to pursue drill-bit growth and acquisitions

- Liquidity of $177.3mm, with $139.6mm in cash and an estimated $37.7mm in pro forma bank debt availability

OAK VALLEY RESOURCES

EARTHSTONE Energy Inc.

Assets concentrated in prolific Eagle Ford and Bakken

- Oil-weighted reserves with attractive economics
- Non-proved upside in Eagle Ford and Bakken with downspacing opportunities and additional formations

Clean and strong balance sheet

- Common equity
- Senior secured reserve-based credit facility
- No additional securities outstanding

(1) Initial investors refers to public shareholders in GeoResources at the time the strategic combination was announced

Management

- Strong management and technical team with demonstrated ability and prior success
- Most underlying professional and support staff are also Oak Valley investors and have been involved in prior successful ventures with the same existing management team

	Years of Experience	Years Working Together	Responsibility
Frank Lodzinski	43	24	CEO & President
Ray Singleton	37	-	Operations and A&D, Northern Region
Robert Anderson	28	10	Corporate Development, Reservoir Engineering
Steve Collins	26	18	Completions & Operations
Chris Cottrell	31	16	Land & Marketing
Tim Merrifield	35	13	Geological & Geophysical
Francis Mury	40	24	Drilling & Development
Bret Wonson	12	5	Accounting
Neil Cohen	11	2	Finance

Backed by Top Tier Equity Investors

Oak Valley Management

- Management team recently led GeoResources prior to sale to Halcón Resources in 2012
- CEO has over 40 years of experience with several successful prior companies
- Executive officers average over 30 years of industry experience gained from GeoResources and its predecessor entities as well as from other independent E&P companies
- Southern Bay, Texoil, and others

EnCap Investments L.P.

- Leading provider of private equity to the independent E&P sector
- 25-year history of providing capital
- Repeat investors
- Long relationship with Management

EnCap Investments L.P.
Celebrating 25 years

Vlasic Group

- Partnered with Management for 26 consecutive years
- Former investor and director of GeoResources and predecessor entities
- Previously affiliated with Vlasic Foods prior to sale to Campbell Soup

VLASIC GROUP

Wells Fargo

- Part of Wells Fargo Energy Group, a $30bn capital provider to the North American energy industry
- Predecessor entities have previously invested with Management

WELLS FARGO

Friends and Family

- Many repeat investors
- Long-term investment horizons
- Petroleum engineers, geologists, industry bankers and lawyers, asset managers, endowments, family trusts, high net worth individuals
- Source of incremental deal flow and advice

Track Record

- Oak Valley management team has repeatedly executed its strategy of creating significant value for shareholders
  - Success with multiple entities over an extended period of time
  - Several long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Significant technical and financial experience

GeoResources, Inc.

2007 – 2012 GeoResources, Inc.
Eagle Ford, Bakken, Gulf Coast
*Initial investors – **35% IRR***
*Initial investors – **4.8x return***

Southern Bay initial investors (2005) achieved a combined 7.4x ROI upon the merger with GeoResources (2007) and subsequent sale to Halcón Resources (2012)

2005 – 2007 Southern Bay Energy, LLC
Gulf Coast, Permian Basin
*Initial investors – **40% IRR***

2001 – 2004 AROC, Inc. (Private)
Gulf Coast, Permian Basin, Mid-Con.
*Preferred investors – **17% IRR***
*Initial investors – **4x return***

1997 – 2001 Texoil, Inc. ("TXLI")
Gulf Coast, Permian Basin
*Preferred investors – **2.5x return***
*Follow-on investors – **3x return***
*Initial investors – **10x return***

1992 – 1996 Hampton Resources Corp. ("HPTR")
Gulf Coast
*Preferred investors – **30% IRR***
*Initial investors – **7x return***

Note: "Initial investors" refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public.

GeoResources – Performance Summary

(Oak Valley management's most recent public company)

Stock Performance (%)



Merger with Southern Bay to Sale to Halcón
Initial Investors:
IRR = 35%
Return on Capital = 4.8x
40
30
20
10
0
4/17/2007
5/7/2008
5/28/2009
6/19/2010
7/10/2011
7/31/2012

Reserves Growth (MMBoe)[1]



CAGR = 57%
40.0
30.0
20.0
10.0
0.0
2.4
15.7
14.6
20.7
24.0
29.2
35.9
2006
2007
2008
2009
2010
2011
2012

EBITDA Growth ($mm)[1]



CAGR = 94%
200.0
150.0
100.0
50.0
0.0
3.3
17.2
49.2
45.8
66.7
89.2
177.6
2006
2007
2008
2009
2010
2011
2012

Production Growth (Boepd)[1]



CAGR = 51%
10,000
7,500
5,000
2,500
0
768
1,826
3,388
4,589
5,090
6,116
9,131
2006
2007
2008
2009
2010
2011
2012

(1) 2012 figures based on H1 2012 actuals and H2 2012 internal projections

Technical Expertise

The Oak Valley team has previously improved well recovery factors and drilling economics

EUR Optimization


Bakken EUR (MBoe) 1
- Change in Lateral Length & Enhanced Completions
600
400
200
0
244
444
82%
GeoResources (2011)
GeoResources (2012)


Austin Chalk (Bcfe) 2
- Single to Dual Laterals
10.00
8.00
6.00
4.00
2.00
0.00
2.75
7.00
155%
Prior Operator (Pre-2007)
GeoResources (2008 - 2009)

Drilling Cost Improvement


Bakken D&C ($mm) 1
12.0
9.0
6.0
3.0
0.0
11.4
8.0
-20%
GeoResources (2011)
GeoResources (2012)


Austin Chalk D&C ($ / Lateral Foot) 2
500
400
300
200
100
0
368
250
-32%
Prior Operator (Pre-2007)
GeoResources (2008 - 2009)

EARTHSTONE Energy Inc.

Notes:
1 Bakken EUR data based on operated and non-operated wells; Bakken D&C data based on operated wells only
2 Austin Chalk EUR and D&C data based on operated wells only

OAK VALLEY RESOURCES

Go-Forward Strategy

Management's strategy is similar to that used in prior entities which delivered significant returns to shareholders

Asset Strategy	Corporate Strategy

Asset Strategy

- Optimize Existing Properties
  - Implement operational improvements and efficiencies
  - Fully define geological and engineering upside
- Enhance Production / Cash Flow
  - Acquire liquids production with development potential
  - Pursue tactical operated acquisitions in proximity to existing properties/fields
  - Divest non-core properties
- Growth through the Drill-Bit
  - Acquire acreage at favorable terms
  - Continue to generate and de-risk high-impact drilling opportunities
  - Execute multi-year development drilling program

Corporate Strategy

- Align shareholders and management
- Maintain financial flexibility and a strong balance sheet to facilitate additional acquisitions
- Target low development, operating, and G&A cost structure
- Consistently improve operating margins
- Generate significant cash flow and net income
- Deliver superior returns to shareholders

Asset Overview

Operated Eagle Ford

- 49,150 gross leasehold acres controlled by Oak Valley in Gonzales and Fayette counties (oil window)
  - 14,745 net leasehold acres
  - 30% operated working interest
- Current gross production of 4,400 Boepd
- 42 producing wells
  - 2 rigs dedicated to the Eagle Ford
  - 1 rig drilling Austin Chalk locations
- 240 identified drilling locations
- Position developed by Oak Valley management team while at GeoResources prior to its sale to Halcón in 2012
  - Pushed Eagle Ford play into northeast Gonzales and Fayette counties
- Oak Valley initiated and has a 3-D seismic shoot covering 173 square miles
- Other Potential
  - Upper Eagle Ford, Lower Austin Chalk, Buda, Wilcox, Edwards


TEXAS
TEXAS
WELL LEGEND
BUDA
EDWARDS
AUSTIN CHALK
EAGLE FORD
COMPANY ACREAGE
OIL WINDOW
GAS CONDENSATE
DRY GAS
Miles

Operated Eagle Ford

- 2 rigs currently drilling Eagle Ford locations
  - Newtonville North – 5 well pad, 500 ft spacing
  - Flatonia SW – 5 well pad, 500 ft spacing
  - Offset by Sanchez, Penn Virginia, and Argent
- Eagle Ford
  - Kolar-Labatt lease drilled and completed
    - 5 wells online
      - Average 30-day IP of 699 Boepd (93% oil)
  - 10 wells waiting on completion
  - Average drilling and completion costs of $7.5mm to $8.0mm
- Austin Chalk (Upper)
  - Naturally fractured reservoir
  - 2 wells completed with an additional 6 to 8 initial locations identified
  - Offset by multiple producers


FAYETTE
GONZALES
LAVACA
Acreage Legend
Oak Valley
Sanchez
Penn Virginia
Argent
Well Legend
Producing Eagle Ford Well
Eagle Ford Drilling Location
Producing Austin Chalk Well
Austin Chalk Drilling Location
Current Rig Location

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Unit Comparison – Average Drilling Days vs Depth

- Average number of days to drill Oak Valley's three most recent units have totaled 19 days (Kolar Labatt), 18 days (Newtonville North), and 16 days (Flatonia Southwest) per well



Depth (ft MD)
0
2000
4000
6000
8000
10000
12000
14000
16000
0
5
10
15
20
25
30
35
40
Days
Run Surface Casing
Build Curve
Run 5-1/2" Production Casing
Pre-Sept. 2013 Drilling
Ring Unit
Mica Unit
Arnim Unit
Newtonville Unit
Newtonville North Unit
Sept. 2013 to Present Drilling
Kolar Labatt Unit
Newtonville North Unit - OV
Flatonia SW Unit

Progression in Completion Design

- Oak Valley continues to refine its completion techniques to optimize recoveries while also considering economics
- Since Oak Valley initiated its drilling program in late 2013, it has increased the amount of proppant pumped by 38% (pounds per lateral foot), resulting in a 56% increase in 30-day IP rates relative to prior completion techniques

Proppant



Lbs Per Lateral Foot
1,500
1,000
500
0
800
1,100
38%
Pre-2013
2013+

30-Day IP



Boepd
800
600
400
200
0
448
699
56%
Pre-2013
2013+

Non-Operated Eagle Ford

- Non-op position with BHP; 60 gross producing wells
- Two areas totaling 3,130 net acres
  - White Kitchen
    - 15% working interest
    - HBP
    - Gas and liquids
    - 7,625 gross / 1,265 net acres
  - Martin Ranch
    - 10% working interest
    - Minimal continuous drilling requirements
    - Gas
    - 18,660 gross / 1,865 net acres
  - Substantial upside from HBP acres and increased natural gas prices
    - 200 upside locations


TEXAS
WHITE KITCHEN
MARTIN RANCH
La Salle Co.
COMPANY ACREAGE

Non-Operated Bakken

Summary

- 88 gross / 7 net wells producing
- 10,919 net acres in North Dakota and Montana (3,813 in ND / 7,106 net acres in MT)
- Operators include: Statoil, Oasis, Newfield, Continental, SM Energy, Burlington, Marathon, XTO
- Key Areas:
  - Banks Field – McKenzie County, ND
    - Largest development area
    - Interest in 22 spacing units
    - Operators down-spacing to 6-7 wells per unit
  - Indian Hill Field – McKenzie County, ND
  - Bailey, Champion, & Murphy Creek Fields – Dunn County, ND
  - Mondak Field – McKenzie County, ND
  - Elm Coulee Field – Richland County, MT
  - Divide County, ND & Sheridan County, MT (acreage held by other zones)

Near-Term Plans

- Expand acreage
- Acquire production
- Establish operating presence



Divide
Burke
Sheridan
Roosevelt
Williams
ND
MT
Mountrail
McKenzie
Richland
Dunn
Dawson
Billings
Golden Valley
Wibaux
Stark
HBP Acreage
Bakken Producing Areas

Other Areas

Milam County, Texas

- 18,925 net acres prospective for multiple liquids-rich plays (Austin Chalk, Buda, Georgetown, Eagle Ford, Woodbine)
- In close proximity to areas with significant historical Buda production
- Surrounded by permitting and vertical/horizontal development activity by Exxon, Anadarko, and Slawson mostly targeting the Buda formation

Webb County, Texas

- 2,486 net acres
- South Texas oilfield under waterflood redevelopment
- Geologic re-evaluation underway
- Drilled 3 producers and 1 injector
  - Completion and testing underway

Grayson County, Texas

- 1,300 non-op net acres prospective for the Viola Lime
- Operator has drilled and completed 15 horizontal wells to date with encouraging results, of which Oak Valley has participated in 2 wells with working interests of 6% and 34%
  - Gibbons 30-day IP of 330 Boepd
  - Withrow 30-day IP of 472 Boepd

Cheyenne County, Nebraska

- 12,237 net acres
- 70 square miles of 3D Seismic
- Exploratory stage project
- Favorable drilling costs
  - Shallow 6,500' wells
- Fee acreage
- Cooperative regulatory environment

Oak Valley Asset

Earthstone Asset

CY 2014 Combined Capital Expenditure Budget

	$mm
Drilling and Completion	
Operated Eagle Ford (Fayette / Gonzales Counties)	59.9
Non-Operated Bakken	13.7
Non-Operated Eagle Ford (LaSalle County)	8.1
Operated Austin Chalk (Fayette County)	5.8
Non-Operated Eagle Ford (Fayette / Gonzales Counties)	3.7
Total Drilling and Completion	**91.1**
Leasehold Maintenance and Renewals	**5.0**
Total	**$96.1**

D&C Spend by Area



66%
15%
9%
6%
4%
Operated Eagle Ford (Fayette / Gonzales Counties)
Non-Operated Bakken
Non-Operated Eagle Ford (La Salle County)
Operated Austin Chalk (Fayette County)
Non-Operated Eagle Ford (Fayette / Gonzales Counties)

12/31/13 Combined Reserve Summary – SEC Pricing[(1)]

Proved Reserves by Category

14.6 MMBoe


PDNP, 4%
PDP, 35%
PUD, 62%

Proved Reserves by Commodity

14.6 MMBoe


NGL, 9%
Gas, 31%
Oil, 60%

PV-10 by Category

$186.1mm


PDNP, 5%
PUD, 38%
PDP, 57%

(1) Oak Valley proved reserves based on estimates provided by Cawley, Gillespie & Associates, Inc. as of December 31, 2013 using SEC prices. Earthstone proved reserves prepared internally by its management based on reserve estimates provided by Ryder Scott Company, L.P. as of March 31, 2013 and rolled forward to December 31, 2013 using SEC prices. SEC prices used for oil and gas were $96.94/Bbl and $3.666/MMBtu, respectively.

Pro Forma Earthstone

12/31/13 Proved Reserves (MMBoe)[1]


16.0
12.0
8.0
4.0
0.0
357%
3.2
14.6
Standalone
Pro Forma

CQ1 '14 Production (Boepd)


3,500
3,000
2,500
2,000
1,500
1,000
500
0
356%
631
2,878
Standalone
Pro Forma

% of Operated Proved Reserves[1]


60%
50%
40%
30%
20%
10%
0%
205%
17%
51%
Standalone
Pro Forma

CQ1 '14 Production by Commodity

2,878 Boepd


NGL, 11%
Oil, 49%
Gas, 40%

(1) Oak Valley proved reserves based on estimates provided by Cawley, Gillespie & Associates, Inc. as of December 31, 2013 using SEC prices. Earthstone proved reserves prepared internally by its management based on reserve estimates provided by Ryder Scott Company, L.P. as of March 31, 2013 and rolled forward to December 31, 2013 using SEC prices. SEC prices used for oil and gas were $96.94/Bbl and $3.666/MMBtu, respectively.

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Capitalization & Liquidity

- Current liquidity of $177.3mm
  - Cash and Equivalents of $139.6mm
  - $56.5mm borrowing base credit facility ($18.8mm drawn)
- Significant dry powder to ramp up production growth and make acquisitions
- 10.862 million pro forma diluted shares outstanding owned by:
  - Existing Earthstone shareholders – 1.738 million shares (16% ownership)
  - Oak Valley – 9.124 million shares (84% ownership)

Combined Pro Forma Liquidity

($mm)	Earthstone 12/31/2013	Oak Valley 2/28/2014	Pro Forma
Cash and Equivalents	**$2.1**	**$137.6**	**$139.6**
Revolving Credit Facility	8.0	10.8	18.8
Total Debt	**$8.0**	**$10.8**	**$18.8**
Borrowing Base	$12.0	$44.5	$56.5
Liquidity	**$6.1**	**$171.2**	**$177.3**

Contact Information

Earthstone Energy, Inc.

Ray Singleton
Director, CEO,
and President

Corporate Headquarters
633 17th Street, Suite 2320
Denver, CO 80202
303-296-3076

Website
www.earthstoneenergy.com

Oak Valley Resources, LLC

Frank Lodzinski
Director, CEO,
and President

Neil Cohen
VP, Finance

Corporate Headquarters
110 Cypress Station Drive, Suite 220
Houston, TX 77090
281-298-4246

Website
www.oakvalleyllc.com